UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 9, 2013

Generac Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34627	20-5654756
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

S45 W29290 Hwy. 59
Waukesha, Wisconsin	53189
(Address of principal executive offices)	(Zip Code)

(262) 544-4811
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

Effective April 9, 2013, the board of directors (the “Board”) of Generac Holdings Inc. (the “Company”) amended and restated the bylaws of the Company (the “Amended and Restated Bylaws”) in order to amend Section 2.04 of the bylaws to contemplate a non-executive Chairman of the Board.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by the text of the Amended and Restated Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference in their entirety into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.                                 Description

3.1                                 Amended and Restated Bylaws of Generac Holdings Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 10, 2013		GENERAC HOLDINGS INC.

	By:	/s/ York A. Ragen
York A. Ragen
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                                 Description

3.1                                 Amended and Restated Bylaws of Generac Holdings Inc.